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                                  EXHIBIT (11)


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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information, and to the use of our report dated February 20, 1997, with respect to the financial statements of The Riverfront Funds, Inc. included in Post-Effective Amendment No. 18 to the Registration Statement (Form N-1A, No. 33-34154).



                                          ERNST & YOUNG LLP

Cincinnati, Ohio
April 28, 1997